As filed with the Securities and Exchange Commission on July 7, 2004
Registration No. 333-116104

UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Amendment No. 1 to

Form S-4
REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

KCS Energy, Inc.*

(Exact Name of Registrant as Specified in its Charter)

Delaware	1311	22-2889587
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification No.)

5555 San Felipe, Suite 1200

Houston, Texas 77056
(713) 877-8006
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

James W. Christmas

Chairman and Chief Executive Officer
5555 San Felipe, Suite 1200
Houston, Texas 77056
(713) 877-8006
(Name, address, including zip code, and telephone number,
including area code of agent for service)

Copy to:

Andrews Kurth LLP
600 Travis, Suite 4200
Houston, Texas 77002
(713) 220-4200
Attn: Diana M. Hudson

      Approximate date of commencement of proposed sale of the securities to the public: As soon as practicable following the effectiveness of this registration statement.

      If the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box.     ☐

      If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering.     ☐

      If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier registration statement for the same offering.     ☐

      Each registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until such registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to said Section 8(a), may determine.

ADDITIONAL SUBSIDIARY GUARANTOR REGISTRANTS*

	(State or Other	(Primary Standard
	Jurisdiction of	Industrial	(I.R.S. Employer
(Exact Name of Additional	Incorporation or	Organization	Identification
Registrant as Specified in its Charter)	Classification)	Code Number)	Number)

KCS Resources, Inc.	Delaware	1311	76-0413320
Medallion California Properties Company	Texas	1311	76-0267470
KCS Energy Services, Inc.	Delaware	1311	76-0516389
Proliq, Inc.	New Jersey	6719	22-1516527

(1)	The address for each Subsidiary Guarantor is 5555 San Felipe, Suite 1200, Houston, Texas 77056.

EXPLANATORY NOTE

      The purpose of this Amendment No. 1 to KCS Energy, Inc.’s Registration Statement on Form S-4 (File No. 333-116104) is to file exhibits 5.1 and 8.1.

Item 21.	Exhibits and Financial Statement Schedules

      (a) Exhibits

      The following instruments and documents are included as Exhibits to this Registration Statement.

Exhibit
Number		Exhibit

**1	.1	Purchase Agreement between KCS Energy, Inc. and Credit Suisse First Boston LLC, on behalf of the Initial Purchasers, dated March 25, 2004.
*4	.1	Indenture dated as of April 1, 2004, among KCS Energy, Inc., each of the Guarantors (as defined therein) and U.S. Bank National Association, as trustee (Exhibit 4.1 to KCS Energy, Inc.’s Quarterly Report on Form 10-Q (File No. 001-13781) filed May 10, 2004).
*4	.2	Registration Rights Agreement, dated April 1, 2004, among KCS Energy, Inc., certain guarantors named therein and Credit Suisse First Boston LLC, on behalf of the Initial Purchasers (Exhibit 10.2 to KCS Energy, Inc.’s Quarterly Report on Form 10-Q (File No. 001-13781) filed May 10, 2004).
*4	.3	Restated Certificate of Incorporation of KCS Energy, Inc. (Exhibit (3)(i) to KCS Energy, Inc.’s Annual Report on Form 10-K405 (File No. 001-13781) filed April 2, 2001).
*4	.4	Certificate of Incorporation, as amended, of KCS Resources, Inc. (Exhibit 4.5 to KCS Energy Inc.’s Registration Statement on Form S-3 (File No. 333-108824) filed September 16, 2003).
*4	.5	Articles of Incorporation, as amended, of Medallion California Properties Company (Exhibit 4.7 to KCS Energy Inc.’s Registration Statement on Form S-3 (File No. 333-108824) filed September 16, 2003).
**4	.6	Certificate of Incorporation of KCS Energy Services, Inc.
**4	.7	Certificate of Amendment to Certificate of Incorporation of KCS Energy Services, Inc.
**4	.8	Certificate of Incorporation of Proliq, Inc. (f/k/a Utility Propane Company f/k/a as City Gas Service Company).
**4	.9	Certificate of Amendment of Proliq, Inc. (f/k/a Utility Propane Company f/k/a as City Gas Service Company) dated March 8, 1966.
**4	.10	Certificate of Amendment of Proliq, Inc. (f/k/a Utility Propane Company f/k/a as City Gas Service Company) dated November 9, 1989.
**4	.11	Certificate of Amendment of Proliq, Inc. (f/k/a Utility Propane Company f/k/a as City Gas Service Company) dated February 15, 2001.
*4	.12	Restated By-laws of KCS Energy, Inc. (Exhibit (3)(iii) to KCS Energy, Inc.’s Annual Report on Form 10-K405 (File No. 001-13781) filed April 2, 2001).
**4	.13	Restated By-laws of KCS Energy Services, Inc.
*4	.14	Restated By-laws of Medallion California Properties (Exhibit 4.8 to KCS Energy, Inc.’s Registration Statement on Form S-3 (File No. 333-108824) filed September 16, 2003).
*4	.15	Restated By-laws of KCS Resources, Inc. (Exhibit 4.6 to KCS Energy, Inc.’s Registration Statement on Form S-3 (File No. 333-108824) filed September 16, 2003).
**4	.16	Restated By-laws of Proliq, Inc.
5.1		Opinion of Andrews Kurth LLP, as to the validity of the new notes.
8.1		Opinion of Andrews Kurth LLP, as to certain tax matters.
**12	.1	Statement regarding Computation of Ratio of Earnings to Fixed Charges.
**23	.1	Consent of Ernst & Young LLP.
23.2		Consent of Andrews Kurth LLP (included in Exhibit 5.1).
**23	.3	Consent of Netherland, Sewell & Associates, Inc.
**24	.1	Power of Attorney.
**25	.1	Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, on Form T–1, of U.S. Bank National Association, as trustee.
**99	.1	Form of Letter of Transmittal.

Exhibit
Number		Exhibit

**99	.2	Form of Guidelines for Certification of Taxpayer Identification Number on Substitute Form W–9.
**99	.3	Form of Notice of Guaranteed Delivery.
**99	.4	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.
**99	.5	Form of Letter to Clients.
**99	.6	Form of Exchange Agent Agreement.

*	Indicates exhibits incorporated by reference as indicated.

**	Previously filed.

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, on this 7th day of July, 2004.

KCS ENERGY, INC.

By:	/s/ FREDERICK DWYER

Frederick Dwyer
Vice President, Controller and Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on July 7, 2004.

Signature	Title	Date

* James W. Christmas	Chief Executive Officer and Chairman of the Board (Principal Executive Officer)	July 7, 2004

* William N. Hahne	President, Chief Operating Officer and Director	July 7, 2004

* Joseph T. Leary	Vice President and Chief Financial Officer (Principal Financial Officer)	July 7, 2004

/s/ FREDERICK DWYER Frederick Dwyer	Vice President, Controller and Secretary (Principal Accounting Officer)	July 7, 2004

* G. Stanton Geary	Director	July 7, 2004

* James L. Bowles	Director	July 7, 2004

* Robert G. Raynolds	Director	July 7, 2004

* Joel D. Siegel	Director	July 7, 2004

* Christopher A. Viggiano	Director	July 7, 2004

*By: /s/ FREDERICK DWYER Frederick Dwyer	Attorney-in-Fact	July 7, 2004

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, on this 7th day of July, 2004.

KCS RESOURCES, INC.

By:	/s/ FREDERICK DWYER

Frederick Dwyer
Vice President and Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on July 7, 2004.

Signature		Title	Date

* James W. Christmas		Chief Executive Officer and Chairman of the Board (Principal Executive Officer)	July 7, 2004

* William N. Hahne		President, Chief Operating Officer and Director	July 7, 2004

* Joseph T. Leary		Vice President and Chief Financial Officer (Principal Financial Officer)	July 7, 2004

/s/ FREDERICK DWYER Frederick Dwyer		Vice President and Secretary (Principal Accounting Officer)	July 7, 2004

*By:	/s/ FREDERICK DWYER Frederick Dwyer	Attorney-in-Fact	July 7, 2004

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, on this 7th day of July, 2004.

MEDALLION CALIFORNIA PROPERTIES COMPANY

By:	/s/ FREDERICK DWYER

Frederick Dwyer
Vice President and Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on July 7, 2004.

Signature		Title	Date

* James W. Christmas		Chief Executive Officer and Chairman of the Board (Principal Executive Officer)	July 7, 2004

* William N. Hahne		President, Chief Operating Officer and Director	July 7, 2004

* Joseph T. Leary		Vice President and Chief Financial Officer (Principal Financial Officer)	July 7, 2004

/s/ FREDERICK DWYER Frederick Dwyer		Vice President and Secretary (Principal Accounting Officer)	July 7, 2004

*By:	/s/ FREDERICK DWYER Frederick Dwyer	Attorney-In-Fact	July 7, 2004

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, on this 7th day of July, 2004.

KCS ENERGY SERVICES, INC.

By:	/s/ FREDERICK DWYER

Frederick Dwyer

Vice President and Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on July 7, 2004.

Signature		Title	Date

* William N. Hahne		Chief Executive Officer and Director (Principal Executive Officer)	July 7, 2004

* Harry Lee Stout		President, Chief Operating Officer and Director	July 7, 2004

* Joseph T. Leary		Vice President and Chief Financial Officer (Principal Financial Officer)	July 7, 2004

/s/ FREDERICK DWYER Frederick Dwyer		Vice President and Secretary (Principal Accounting Officer)	July 7, 2004

* James W. Christmas		Chairman of the Board of Directors	July 7, 2004

*By:	/s/ FREDERICK DWYER Frederick Dwyer	Attorney-In-Fact	July 7, 2004

SIGNATURES

      Pursuant to the requirements of the Securities Act, the registrant has duly caused this registration statement on Form S-4 to be signed on its behalf by the undersigned, thereunto duly authorized, on this 7th day of July, 2004.

PROLIQ, INC.

By:	/s/ FREDERICK DWYER

Frederick Dwyer
Vice President and Secretary

      Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated on July 7, 2004.

Signature		Title	Date

* James W. Christmas		Chairman of the Board, Chief Executive Officer and President (Principal Executive Officer)	July 7, 2004

/s/ FREDERICK DWYER Frederick Dwyer		Vice President, Secretary and Director (Principal Financial and Accounting Officer)	July 7, 2004

*By:	/s/ FREDERICK DWYER Frederick Dwyer	Attorney-In-Fact	July 7, 2004

INDEX TO EXHIBITS

Exhibit
Number		Exhibit

**1	.1	Purchase Agreement between KCS Energy, Inc. and Credit Suisse First Boston LLC, on behalf of the Initial Purchasers, dated March 25, 2004.
*4	.1	Indenture dated as of April 1, 2004, among KCS Energy, Inc., each of the Guarantors (as defined therein) and U.S. Bank National Association, as trustee (Exhibit 4.1 to KCS Energy, Inc.’s Quarterly Report on Form 10-Q (File No. 001-13781) filed May 10, 2004).
*4	.2	Registration Rights Agreement, dated April 1, 2004, among KCS Energy, Inc., certain guarantors named therein and Credit Suisse First Boston LLC, on behalf of the Initial Purchasers (Exhibit 10.2 to KCS Energy, Inc.’s Quarterly Report on Form 10-Q (File No. 001-13781) filed May 10, 2004).
*4	.3	Restated Certificate of Incorporation of KCS Energy, Inc. (Exhibit (3)(i) to KCS Energy, Inc.’s Annual Report on Form 10-K405 (File No. 001-13781) filed April 2, 2001).
*4	.4	Certificate of Incorporation, as amended, of KCS Resources, Inc. (Exhibit 4.5 to KCS Energy Inc.’s Registration Statement on Form S-3 (File No. 333-108824) filed September 16, 2003).
*4	.5	Articles of Incorporation, as amended, of Medallion California Properties Company (Exhibit 4.7 to KCS Energy Inc.’s Registration Statement on Form S-3 (File No. 333-108824) filed September 16, 2003).
**4	.6	Certificate of Incorporation of KCS Energy Services, Inc.
**4	.7	Certificate of Amendment to Certificate of Incorporation of KCS Energy Services, Inc.
**4	.8	Certificate of Incorporation of Proliq, Inc. (f/k/a Utility Propane Company f/k/a as City Gas Service Company).
**4	.9	Certificate of Amendment of Proliq, Inc. (f/k/a Utility Propane Company f/k/a as City Gas Service Company) dated March 8, 1966.
**4	.10	Certificate of Amendment of Proliq, Inc. (f/k/a Utility Propane Company f/k/a as City Gas Service Company) dated November 9, 1989.
**4	.11	Certificate of Amendment of Proliq, Inc. (f/k/a Utility Propane Company f/k/a as City Gas Service Company) dated February 15, 2001.
*4	.12	Restated By-laws of KCS Energy, Inc. (Exhibit (3)(iii) to KCS Energy, Inc.’s Annual Report on Form 10-K405 (File No. 001-13781) filed April 2, 2001).
**4	.13	Restated By-laws of KCS Energy Services, Inc.
*4	.14	Restated By-laws of Medallion California Properties (Exhibit 4.8 to KCS Energy, Inc.’s Registration Statement on Form S-3 (File No. 333-108824) filed September 16, 2003).
*4	.15	Restated By-laws of KCS Resources, Inc. (Exhibit 4.6 to KCS Energy, Inc.’s Registration Statement on Form S-3 (File No. 333-108824) filed September 16, 2003).
**4	.16	Restated By-laws of Proliq, Inc.
5.1		Opinion of Andrews Kurth LLP, as to the validity of the new notes.
8.1		Opinion of Andrews Kurth LLP, as to certain tax matters.
**12	.1	Statement regarding Computation of Ratio of Earnings to Fixed Charges.
**23	.1	Consent of Ernst & Young LLP.
23.2		Consent of Andrews Kurth LLP (included in Exhibit 5.1).
**23	.3	Consent of Netherland, Sewell & Associates, Inc.
**24	.1	Power of Attorney.
**25	.1	Statement of Eligibility and Qualification under the Trust Indenture Act of 1939, as amended, on Form T–1, of U.S. Bank National Association, as trustee.
**99	.1	Form of Letter of Transmittal.

Exhibit
Number		Exhibit

**99	.2	Form of Guidelines for Certification of Taxpayer Identification Number on Substitute Form W–9.
**99	.3	Form of Notice of Guaranteed Delivery.
**99	.4	Form of Letter to Brokers, Dealers, Commercial Banks, Trust Companies and Other Nominees.
**99	.5	Form of Letter to Clients.
**99	.6	Form of Exchange Agent Agreement.

*	Indicates exhibits incorporated by reference as indicated.

**	Previously filed.